UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

 Commission File Number: 1-32349

Bermuda	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

 (441) 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of $0.18 each	SIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
(a)    The 2026 Annual Meeting of Shareholders of Signet Jewelers Limited (the "Company") was held on June 26, 2026 (the "Annual Meeting").
(b)    The following matters were voted upon at the Annual Meeting and the results of the voting were as follows:
Proposal One:
Election of eleven members of the Company’s Board of Directors ("Board") to serve until the next annual meeting of shareholders of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company.

Director Nominee	For	Against	Abstain	Broker Non-Votes
Helen McCluskey	34,333,195	142,302	15,759	2,228,870
J.K. Symancyk	34,464,212	17,292	9,752	2,228,870
André V. Branch	34,467,766	10,908	12,582	2,228,870
Sandra B. Cochran	34,445,832	34,260	11,164	2,228,870
Jeffrey Gennette	34,457,317	22,699	11,240	2,228,870
R. Mark Graf	34,431,437	48,539	11,280	2,228,870
Zackery Hicks	34,427,657	53,528	10,071	2,228,870
Sharon L. McCollam	32,442,678	2,037,300	11,278	2,228,870
Brian Tilzer	34,389,886	98,804	10,566	2,228,870
Eugenia Ulasewicz	34,248,898	226,167	16,191	2,228,870
Dontá L. Wilson	34,348,141	132,003	11,112	2,228,870
Proposal Two:
Appointment of KPMG LLP as independent registered public accounting firm of the Company, to hold office from the conclusion of the Annual Meeting until the conclusion of the Company's next annual meeting of shareholders, and authorization of the Audit Committee of the Board to determine its compensation.

For	Against	Abstain	Broker Non-Votes
36,518,386	180,159	21,581	0
Proposal Three:
Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as described in the Proxy Statement for the Annual Meeting (the “Say-on-Pay” vote).

For	Against	Abstain	Broker Non-Votes
33,895,524	569,867	25,865	2,228,870

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED

Date:	June 30, 2026	By:	/s/ Stash Ptak
		Name:	Stash Ptak
		Title:	Chief Legal, Compliance, and Risk Officer